Entity Name                                Organization Place
                -----------                                ------------------

1227844 Ontario Ltd.                                         Ontario
Affiliate Investment, Inc.                                   DE
Affiliate Marks Investment, Inc.                             DE
Affiliate Relations Holdings, Inc.                           DE
Affiliate Sales & Marketing, Inc.                            DE
BroadNet Austria GmbH                                        Austria
BroadNet Czech s.r.o.                                        Czech Republic
BroadNet Deutschland GmbH                                    Germany
BroadNet Europe SPRL                                         Belgium
BroadNet France S.A.S.                                       France
BroadNet Hellas S.A.                                         Greece
BroadNet Holdings B.V.                                       The Netherlands
BroadNet Hungary Holdings Ltd                                UK
BroadNet Italy Holdings Ltd                                  UK
BroadNet Italy SPA                                           Italy
BroadNet Magyarorszag Kft                                    Hungary
BroadNet Norge AS                                            Norway
BroadNet Poland Holdings Ltd                                 UK
BroadNet Polska s.p.z.o.o.                                   Poland
BroadNet Slovakia s.r.o.                                     Slovakia
BroadNet Suisse A.S.                                         Switzerland
BroadNet UK Ltd.                                             UK
Cable TV Fund 12-B, Ltd.                                     CO
Cable TV Fund 12-B/C/D Venture                               CO
Cable TV Fund 12-C, Ltd.                                     CO
Cable TV Fund 12-D, Ltd.                                     CO
Cable TV Fund 14-A, Ltd.                                     CO
Cable TV Fund 14-B, Ltd.                                     CO
Cablevision Investment of Detroit, Inc.                      MI
CAH, Inc.                                                    PA
CDirect Mexico I, Inc.                                       DE
CDirect Mexico II, Inc.                                      DE
Classic Services,  Inc.                                      DE
Clinton Cable TV Investors, Inc.                             MI
Coastal Cable TV, Inc.                                       CT
COM Indiana, Inc.                                            DE
COM Indianapolis, Inc.                                       DE
COM Inkster, Inc.                                            MI
COM MH, Inc.                                                 DE
COM South Limited Partnership                                DE

                Entity Name                                Organization Place
                -----------                                ------------------

COM South, Inc.                                              CO
COM Sports Holding Company, Inc.                             DE
COM Sports Ventures, Inc.                                    DE
Comcast  Cablevision of Chicago, LLC                         DE
Comcast 38GHZ, Inc.                                          DE
Comcast Asbc, Inc.                                           DE
Comcast Brazil, Inc.                                         DE
Comcast BroadNet Payroll Services, Inc.                      DE
Comcast Business Communications Purchasing, LLC              DE
Comcast Business Communications, Inc.                        PA
Comcast Business Telephony Services, Inc.                    DE
Comcast Cable Communications of Pennsylvania, Inc.           PA
Comcast Cable Communications, Inc.                           DE
Comcast Cable Communications, LLC                            DE
Comcast Cable Funding                                        DE
Comcast Cable Funding GP, Inc.                               DE
Comcast Cable Funding LP, Inc.                               DE
Comcast Cable Funding, Inc.                                  DE
Comcast Cable Funding, L.P.                                  DE
Comcast Cable Investors, Inc.                                DE
Comcast Cable of Indiana, Inc.                               DE
Comcast Cable of Maryland, Inc.                              DE
Comcast Cable SC Investment, Inc.                            DE
Comcast Cable Tri-Holdings, Inc.                             DE
Comcast Cable Trust I                                        DE
Comcast Cable Trust II                                       DE
Comcast Cable Trust III                                      DE
Comcast Cablevision Corporation of Alabama                   AL
Comcast Cablevision Corporation of California, LLC           DE
Comcast Cablevision Corporation of Connecticut               CT
Comcast Cablevision Investment Corporation                   DE
Comcast Cablevision of Alabama, Inc.                         AL
Comcast Cablevision of Arkansas, Inc.                        DE
Comcast Cablevision of Avalon, LLC                           DE
Comcast Cablevision of Bryant, Inc.                          AR
Comcast Cablevision of Burlington County, Inc.               DE
Comcast Cablevision of Carolina, Inc.                        SC
Comcast Cablevision of Central New Jersey, Inc.              DE
Comcast Cablevision of Chesterfield County, Inc.             VA
Comcast Cablevision of Clinton                               MI
Comcast Cablevision of Clinton, Inc.                         CT

                Entity Name                                Organization Place
                -----------                                ------------------

Comcast Cablevision of Clinton, Inc.                         MI
Comcast Cablevision of Danbury, Inc.                         DE
Comcast Cablevision of Delmarva, Inc.                        DE
Comcast Cablevision of Detroit                               MI
Comcast Cablevision of Detroit, Inc.                         MI
Comcast Cablevision of Flint, Inc.                           MI
Comcast Cablevision of Fort Wayne Limited Partnership        IN
Comcast Cablevision of Garden State, L.P.                    DE
Comcast Cablevision of Georgia/South Carolina, Inc.          CO
Comcast Cablevision of Gloucester County, Inc.               DE
Comcast Cablevision of Grosse Pointe, Inc.                   MI
Comcast Cablevision of Groton, Inc.                          CT
Comcast Cablevision of Harford County, Inc.                  MD
Comcast Cablevision of Hopewell Valley, Inc.                 NJ
Comcast Cablevision of Howard County, Inc.                   MD
Comcast Cablevision of Indianapolis, Inc.                    DE
Comcast Cablevision of Indianapolis, L.P.                    DE
Comcast Cablevision of Inkster Limited Partnership           MI
Comcast Cablevision of Jersey City, Inc.                     NJ
Comcast Cablevision of Lake County, LLC                      DE
Comcast Cablevision of Laurel, Inc.                          MS
Comcast Cablevision of Lawrence, Inc.                        NJ
Comcast Cablevision of Little Rock, Inc.                     AR
Comcast Cablevision of Lompoc, LLC                           DE
Comcast Cablevision of Long Beach Island, LLC                DE
Comcast Cablevision of Lower Merion, Inc.                    PA
Comcast Cablevision of Macomb County, Inc.                   MI
Comcast Cablevision of Macomb, Inc.                          MI
Comcast Cablevision of Marianna, Inc.                        DE
Comcast Cablevision of Maryland Limited Partnership          MD
Comcast Cablevision of Maryland LLC                          DE
Comcast Cablevision of Maryland, Inc.                        CO
Comcast Cablevision of Mercer County, Inc.                   NJ
Comcast Cablevision of Meridian, Inc.                        MS
Comcast Cablevision of Middletown, Inc.                      DE
Comcast Cablevision of Missouri, Inc.                        CO
Comcast Cablevision of Monmouth County, Inc.                 DE
Comcast Cablevision of Mt. Clemens                           MI
Comcast Cablevision of Mt. Clemens, Inc.                     MI
Comcast Cablevision of Muncie, LLC                           IN
Comcast Cablevision of Muncie, LP                            IN

                Entity Name                                Organization Place
                -----------                                ------------------

Comcast Cablevision of New Castle County, Inc.               DE
Comcast Cablevision of New Haven, Inc.                       CT
Comcast Cablevision of New Jersey, Inc.                      NJ
Comcast Cablevision of New Jersey, LLC                       NJ
Comcast Cablevision of New Mexico, Inc.                      CO
Comcast Cablevision of Northwest New Jersey, Inc.            DE
Comcast Cablevision of Ocean County, Inc.                    DE
Comcast Cablevision of Paducah, Inc.                         KY
Comcast Cablevision of Panama City, Inc.                     DE
Comcast Cablevision of Pennsylvania, LLC                     DE
Comcast Cablevision of Perry, Inc.                           DE
Comcast Cablevision of Philadelphia Area I, Inc.             PA
Comcast Cablevision of Philadelphia Area I, LLC              PA
Comcast Cablevision of Philadelphia, Inc.                    PA
Comcast Cablevision of Plainfield, Inc.                      DE
Comcast Cablevision of Potomac, LLC                          DE
Comcast Cablevision of Quincy, Inc.                          DE
Comcast Cablevision of Santa Maria, LLC                      DE
Comcast Cablevision of Shelby, Inc.                          MI
Comcast Cablevision of South Jersey, Inc.                    NJ
Comcast Cablevision of Southeast Michigan, Inc.              DE
Comcast Cablevision of Southeast Pennsylvania, Inc.          PA
Comcast Cablevision of Sterling Heights, Inc.                MI
Comcast Cablevision of Tallahassee, Inc.                     DE
Comcast Cablevision of Taylor, Inc.                          MI
Comcast Cablevision of the District, LLC                     DC
Comcast Cablevision of the Meadowlands, Inc.                 NJ
Comcast Cablevision of the South                             CO
Comcast Cablevision of the South, Inc.                       CO
Comcast Cablevision of the South, L.P.                       DE
Comcast Cablevision of the South, LLC                        DE
Comcast Cablevision of Tupelo, Inc.                          MS
Comcast Cablevision of Utica, Inc.                           MI
Comcast Cablevision of Virginia, Inc.                        CO
Comcast Cablevision of Warren                                MI
Comcast Cablevision of Warren, Inc.                          MI
Comcast Cablevision of West Florida, Inc.                    DE
Comcast Cablevision of Willow Grove, Inc.                    PA
Comcast Cablevision of Wisconsin, Inc.                       CO
Comcast Capital Corporation                                  DE
Comcast CCCI II, LLC                                         DE

                Entity Name                                Organization Place
                -----------                                ------------------

Comcast CCCI, LLC                                            DE
Comcast CICG GP, Inc.                                        DE
Comcast CICG LP, Inc.                                        DE
Comcast CICG, L.P.                                           DE
Comcast Commercial Online Communications, Inc.               DE
Comcast Communications Properties, Inc.                      DE
Comcast Concurrent Holdings, Inc.                            DE
Comcast Corporate Investments II, Inc.                       DE
Comcast Corporate Investments, Inc.                          DE
Comcast Corporation Trust I                                  DE
Comcast Corporation Trust II                                 DE
Comcast Corporation Trust III                                DE
Comcast Crystalvision, Inc.                                  DE
Comcast DC Radio, Inc.                                       DE
Comcast do Brasil Ltda.                                      Brazil
Comcast Entertainment Holdings LLC                           DE
Comcast Financial Agency Corporation                         DE
Comcast Florida Programming Investments, Inc.                DE
Comcast Funding GP, Inc.                                     DE
Comcast Funding LP, Inc.                                     DE
Comcast Funding, L.P.                                        DE
Comcast FW, Inc.                                             DE
Comcast Garden State LP, Inc.                                DE
Comcast Garden State, Inc.                                   DE
Comcast Hattiesburg Holding Company, Inc.                    DE
Comcast Heritage, Inc.                                       DE
Comcast HTS Holdings, Inc.                                   DE
Comcast HTS, LLC                                             DE
Comcast ICG Holdings 1, Inc.                                 DE
Comcast ICG Holdings 10, Inc.                                DE
Comcast ICG Holdings 2, Inc.                                 DE
Comcast ICG Holdings 3, Inc.                                 DE
Comcast ICG Holdings 4, Inc.                                 DE
Comcast ICG Holdings 5, Inc.                                 DE
Comcast ICG Holdings 6, Inc.                                 DE
Comcast ICG Holdings 7, Inc.                                 DE
Comcast ICG Holdings 8, Inc.                                 DE
Comcast ICG Holdings 9, Inc.                                 DE
Comcast ICG, Inc.                                            DE
Comcast International Holdings, Inc.                         DE
Comcast Investment Holdings, Inc.                            DE

                Entity Name                                Organization Place
                -----------                                ------------------
Comcast LCI Bond Holdings, LLC                               DE
Comcast LCP, Inc.                                            DE
Comcast Life Insurance Holding Company                       DE
Comcast MAC Baltimore County, LLC                            MD
Comcast MAC Harford County, LLC                              MD
Comcast MAC Howard County, LLC                               MD
Comcast MAC Maryland, LLC                                    MD
Comcast MH Holdings, Inc.                                    DE
Comcast MH Telephony Communications of Michigan, Inc.        MI
Comcast MH Telephony Communications of New Jersey, Inc.      NJ
Comcast MHCP Holdings, L.L.C.                                DE
Comcast Michigan Holdings, Inc.                              MI
Comcast Midwest Management, Inc.                             DE
Comcast Netherlands, Inc                                     DE
Comcast Network Communications, Inc.                         DE
Comcast New Media Development, Inc.                          PA
Comcast Online Communications Investment Holdings, Inc.      DE
Comcast Online Communications, Inc.                          DE
Comcast Online Communications, LLC                           DE
Comcast Online Holdings, Inc.                                DE
Comcast PC Investments Holdings 1, Inc.                      DE
Comcast PC Investments Holdings 10, Inc.                     DE
Comcast PC Investments Holdings 2, Inc.                      DE
Comcast PC Investments Holdings 3, Inc.                      DE
Comcast PC Investments Holdings 4, Inc.                      DE
Comcast PC Investments Holdings 5, Inc.                      DE
Comcast PC Investments Holdings 6, Inc.                      DE
Comcast PC Investments Holdings 7, Inc.                      DE
Comcast PC Investments Holdings 8, Inc.                      DE
Comcast PC Investments Holdings 9, Inc.                      DE
Comcast PC Investments, Inc.                                 DE
Comcast Philadelphia Interconnect Partner, Inc.              DE
Comcast Prime, LLC                                           DE
Comcast Primestar Holdings, Inc.                             DE
Comcast Programming Holdings, Inc.                           DE
Comcast Programming Ventures II, Inc.                        PA
Comcast Programming Ventures, Inc.                           DE
Comcast PSM Holdings, Inc.                                   PA
Comcast QIH GP, Inc.                                         DE
Comcast QIH LP, Inc.                                         DE
Comcast QIH, L.P.                                            DE

                Entity Name                                Organization Place
                -----------                                ------------------

Comcast QVC, Inc.                                            DE
Comcast Rapid, LLC                                           DE
Comcast Real Estate Holdings of Alabama, Inc.                AL
Comcast SC Investment, Inc.                                  DE
Comcast SCH Holdings, LLC                                    DE
Comcast Soccer, LLC                                          DE
Comcast Southeast Sports Channel, LLC                        DE
Comcast Spectacor Foundation                                 PA
Comcast Spectacor, L.P.                                      PA
Comcast Sports Holding Company, Inc.                         DE
Comcast Technology, Inc.                                     DE
Comcast Telecommunications of Michigan, LLC                  DE
Comcast Telephony Communications Holdings, Inc.              DE
Comcast Telephony Communications of California, Inc.         CA
Comcast Telephony Communications of Connecticut, Inc.        CT
Comcast Telephony Communications of Delaware, Inc.           DE
Comcast Telephony Communications of Florida, Inc.            FL
Comcast Telephony Communications of Georgia, Inc.            GA
Comcast Telephony Communications of Indiana, Inc.            IN
Comcast Telephony Communications of Maryland, Inc.           MD
Comcast Telephony Communications of Michigan, Inc.           MI
Comcast Telephony Communications of New Jersey, Inc.         NJ
Comcast Telephony Communications of Pennsylvania, Inc.       PA
Comcast Telephony Communications of South Carolina, Inc.     SC
Comcast Telephony Communications, Inc.                       DE
Comcast Telephony Services Holdings, Inc.                    DE
Comcast Teleport, Inc.                                       DE
Comcast TM, Inc.                                             DE
Comcast TSIX Holdings, Inc.                                  DE
Comcast WCS Communications, Inc.                             DE
Comcast WCS ME02, Inc.                                       DE
Comcast WCS ME04, Inc.                                       DE
Comcast WCS ME05, Inc.                                       DE
Comcast WCS ME16, Inc.                                       DE
Comcast WCS ME19, Inc.                                       DE
Comcast WCS ME22, Inc.                                       DE
Comcast WCS ME26, Inc.                                       DE
Comcast WCS ME28, Inc.                                       DE
Comcast WCS Merger Holdings, LLC                             DE
Comcast WCS MergerCo, Inc.                                   DE
Comcast Wink, Inc.                                           DE

                Entity Name                                Organization Place
                -----------                                ------------------

ComCon Entertainment Holdings, Inc.                          DE
CV Directo de Mexico S. de R.L. de C.V.                      Mexico
CVN Companies, Inc.                                          MN
CVN Distribution Co., Inc.                                   MN
Diamonique Corporation                                       PA
Diamonique Corporation                                       NJ
E! Entertainment Television International Holdings, Inc.     DE
E! Entertainment Television, Inc.                            DE
E! Online, Inc.                                              DE
E! Online, LLC                                               CA
Eastecnica IV S.G.P.S.                                       Portugal
ER Marks, Inc.                                               DE
Exclamation Music, Inc.                                      CA
Exclamation Productions, Inc.                                CA
EZShop International, Inc.                                   DE
First Television Corporation                                 DE
Florida Telecommunications Services, Inc.                    FL
Flyers Skate Zone, Inc.                                      PA
Flyers Skate Zone, L.P.                                      PA
FPS Rink, Inc.                                               PA
FPS Rink, L.P.                                               PA
G4 Media, LLC                                                DE
Garden State Telecommunications LLC                          DE
Global Spectrum, Inc.                                        PA
Globe Facilities Limited Partnership                         DE
IDS/Jones Joint Venture Partners                             CO
Innovative Retailing, Inc.                                   DE
Interactive Technology Acquisitions, Inc.                    DE
Interactive Technology Holdings, LLC                         DE
Interactive Technology Services, Inc.                        PA
Jones Cable Corporation                                      CO
Jones Cable Holdings II, LLC                                 CO
Jones Cable Holdings, Inc.                                   CO
Jones Cable Income Fund 1-B/C Venture                        CO
Jones Communications of Arizona, Inc.                        CO
Jones Futurex, Inc.                                          CO
Jones Panarama Properties, LLC                               DE
Jones Panorama Properties, Inc.                              CO
Jones Programming Services, Inc.                             CO
Jones Spacelink Cable Corporation                            CO
Jones Telecommunications of Maryland, Inc.                   CO

                Entity Name                                Organization Place
                -----------                                ------------------
Jones Telecommunications of Virginia, Inc.                   VA
LenComm, Inc.                                                CA
Lenfest Advertising, Inc.                                    DE
Lenfest Atlantic Communications, Inc.                        DE
Lenfest Australia Group Pty Ltd.                             Australia
Lenfest Australia Investment Pty Ltd.                        Australia
Lenfest Australia, Inc.                                      DE
Lenfest Clearview, Inc.                                      DE
Lenfest Delaware Properties, Inc.                            DE
Lenfest International, Inc.                                  DE
Lenfest Investments, Inc.                                    DE
Lenfest Jersey, Inc.                                         DE
Lenfest MCN Delmarva Associates, L.P.                        DE
Lenfest MCN Delmarva Investments, Inc.                       DE
Lenfest MCN Delmarva, Inc.                                   DE
Lenfest MCN, Inc.                                            DE
Lenfest New Castle County                                    DE
Lenfest Oaks, Inc.                                           PA
Lenfest Philadelphia Interconnect, Inc.                      DE
Lenfest Raystay Holdings, Inc.                               DE
Lenfest West, Inc.                                           CA
Lenfest York, Inc.                                           DE
M H Lightnet Inc.                                            DE
Mobile Enterprises, Inc.                                     DE
Mt. Clemens Cable TV Investors, Inc.                         MI
MTCB S.A.                                                    Brazil
New England Microwave, Inc.                                  CT
Ovations Food Services, Inc.                                 PA
Ovations Food Services, L.P.                                 PA
Pattison Development, Inc.                                   PA
Pattison Realty, Inc.                                        PA
Philadelphia 76ers, Inc.                                     DE
Philadelphia 76ers, L.P.                                     DE
Philadelphia Flyers Enterprises Co.                          Nova Scotia
Philadelphia Phantoms, Inc.                                  PA
Philadelphia Phantoms, L.P.                                  PA
Philadelphia Sports Media, Inc.                              PA
Philadelphia Sports Media, L.P.                              PA
Pioneer Studios, Inc.                                        DE
Q The Music, Inc.                                            DE
Q2, Inc.                                                     NY

                Entity Name                                Organization Place
                -----------                                ------------------

QDirect Ventures, Inc.                                       DE
QExhibits, Inc.                                              DE
QFit, Inc.                                                   DE
QHealth, Inc.                                                DE
QK Holdings, Inc.                                            DE
QVC                                                          UK
QVC Britain                                                  UK
QVC Britain I, Inc.                                          DE
QVC Britain II, Inc.                                         DE
QVC Britain III, Inc.                                        DE
QVC Chesapeake, Inc.                                         VA
QVC de Mexico de C.V.                                        Mexico
QVC Delaware, Inc.                                           DE
QVC Deutschland GmbH                                         Germany
QVC Germany I, Inc.                                          DE
QVC Germany II, Inc.                                         DE
QVC Handel GmbH                                              Germany
QVC Holdings, Inc.                                           DE
QVC International, Inc.                                      DE
QVC Local, Inc.                                              DE
QVC Logistik GmbH                                            Germany
QVC Mexico II, Inc.                                          DE
QVC Mexico III, Inc.                                         DE
QVC Mexico, Inc.                                             DE
QVC Middle East, Inc.                                        DE
QVC ProductWorks, Inc.                                       DE
QVC Properties Ltd.                                          UK
QVC Publishing, Inc.                                         DE
QVC Realty, Inc.                                             PA
QVC Rocky Mount, Inc.                                        NC
QVC San Antonio, Inc.                                        TX
QVC St. Lucie, Inc.                                          FL
QVC Studio GmbH                                              Germany
QVC Virginia, Inc.                                           VA
QVC, Inc.                                                    DE
Raystay Co.                                                  PA
Saturn Cable TV, Inc.                                        CO
SCI 11, Inc.                                                 DE
SCI 34, Inc.                                                 DE
SCI 36, Inc.                                                 DE
SCI 37, Inc.                                                 DE

                Entity Name                                Organization Place
                -----------                                ------------------

SCI 38, Inc.                                                 DE
SCI 48, Inc.                                                 DE
SCI 55, Inc.                                                 DE
Selkirk Communications (Delaware) Corporation                DE
shop.eonline.com, LLC                                        CA
Spectacor Adjoining Real Estate New Arena, L.P.              DE
Spectrum Arena Limited Partnership                           PA
StarNet Development, Inc.                                    UT
StarNet Interactive Entertainment, Inc.                      DE
StarNet, Inc.                                                DE
Suburban Digital Services, Inc.                              DE
Suburban Networks, Inc.                                      DE
Tele-Link Telecomunicacoes S.A.                              Brazil
TGC, Inc.                                                    DE
TGW Telecomunicacoes S.A.                                    Brazil
The Comcast Foundation                                       DE
The Intercable Group, Ltd.                                   CO
Tri-State Media, Inc.                                        DE